UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) February 4, 2000


                    MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                        000-11023                 43-1250566
(State or  Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)


1100 Main, Suite 2100, Kansas City, MO                                   64105
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (816) 421-4670


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Item 4.  Changes in Control of Registrant's Certifying Accountant.

         (b)  New independent accountants.

              (i) On or about February 4, 2000, the Registrant engaged KPMG LLP as independent accountants for the fiscal year ending November 30, 1999. The decision to engage KPMG as independent accountants was recommended by the Registrant's general partner.

              (ii) Prior to the appointment of KPMG LLP, the Registrant did not engage or consult with KPMG LLP regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

                  Not applicable.

         (b)  Pro Forma Financial Information

                  Not applicable.

         (c)  Exhibits

                  Not applicable.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MAXUS REAL PROPERTY INVESTORS-FOUR,
                                L.P., Missouri limited partnership

                                By: Maxus Capital Corp, the Registrant's General
                                    Partner

Date: February 10, 2000             By: /s/Daniel W. Pishny
                                        Daniel W. Pishny
                                        President

                                        2

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